EXHIBIT 10.23

FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

This First Amendment to the Registration Rights Agreement(this “Amendment”)is made and entered into effective as of February 13, 2017, by and among Noble Roman’s, Inc., an Indiana corporation (the “Company”), and the investors signatory hereto (the “Investors”).

Recitals

A. The Company, the Investors and certain other parties entered into that certain Registration Rights Agreement dated as of October 13, 2016 (the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Registration Rights Agreement. The Registration Rights Agreement varied from the terms contemplated by the subscription agreements executed by the Investors and certain other investor in a private placement of securities that took place in the 4th Quarter of 2016 and 1stQuarter of 2017 (the “Subscription Agreements”).

B. The Company and the Investors have determined that the Registration Rights Agreement did not accurately reflect the parties’ agreement with respect to certain matters, and the Company and the Investors wish to amend the Registration Rights Agreement to conform its terms to the recitals set forth in the Subscription Agreements..

C. Section 6(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended in a written instrument signed by the Company and the Holders of no less than a majority of the then outstanding Registrable Securities (such Holders, the “Requisite Investors”).

D. The Investors executing this Amendment constitute the Requisite Investors.

Agreement

NOW, THEREFORE, the Company and the undersigned Investors hereby amend the Registration Rights Agreement as follows:

1. The definition of “Effectiveness Date” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following inserted in its place:

“Effectiveness Date” means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 60th day following the date such Registration Statement is filed with the Commission, and (b) with respect to any additional Registration Statements that may be required pursuant to Sections 2(a) and (b) hereof, the 90th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Sections. “Effectiveness Date” shall also have the meaning specified in Section 2(b).

2. The definition of “Filing Date” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following inserted in its place:

“Filing Date” means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 120th day following the final Closing Date, and (b) with respect to any additional Registration Statements that may be required pursuant to Sections 2(a) and (b) hereof, the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Sections.

3. Section 2(a) of the Registration Rights Agreement is hereby deleted in its entirety and the following inserted in its place:

(a)           Initial Registration Statements. On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that the Company in its sole discretion may elect to extend the Filing Date applicable to the initial Registration Statement by up to an additional 30 days. The Registration Statement shall be on Form S-1, or another appropriate form for such purpose, and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall use best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date that is two years after the date that the Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by the Registration Statement have been sold or may be sold pursuant to Rule 144(b)(i) as determined in the reasonable opinion of the Company’s counsel (the “Effectiveness Period”). It is agreed and understood that the Company shall, from time to time, be obligated to file an additional Registration Statement to cover any Registrable Securities that are not registered for resale pursuant to a pre-existing Registration Statement.

4. The following new Section 2(d) is hereby added to the Registration Rights Agreement:

(d)           Registration Limitations. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to register any Registrable Securities, which, in the reasonable opinion of the Company’s counsel, may be sold pursuant to the exemption from registration provided by Rule144(b)(1).

5. Except as amended by this Amendment, the Registration Rights Agreement remains in full force and effect.

6. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Indiana, without regard to the principles of conflicts of law thereof.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and .pdf signatures shall be valid and treated as originals.

[The remainder of this page is left blank intentionally. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

NOBLE ROMAN’S, INC.

By:

Name: Paul W. Mobley
Title: Executive Chairman

  Signature Page to First Amendment to the Registration Rights Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

INVESTOR:

By:
Name:
Title:

  Signature Page to First Amendment to the Registration Rights Agreement